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                                                                   EXHIBIT 10.34


                             UCAR INTERNATIONAL INC.
                         EXECUTIVE EMPLOYEE LOAN PROGRAM


To:  ________________________

      UCAR International Inc. is pleased to announce the adoption of an Executive Employee Loan Program in which you are invited to participate. The Program has been designed to assist the Chief Executive Officer, other Officers and other members of the Company and Business Councils in meeting various needs during this time of transition at the Company.

      Under the Program, prior to the dates set forth below, you have the right to borrow up to an amount equal to your annual base salary. Loans made under the Program shall not bear interest, shall be unsecured and shall be made on a full recourse basis. Loans under the Program shall be due on the earlier of (i) the date you cease to be employed by the Company for any reason or (ii) five years from the date such loans are made.

      Since loans made under the Program will be non-interest bearing, borrowers will have imputed income (for tax purposes) equal to the interest that would have been paid on the loans, calculated using an interest rate designated by the Internal Revenue Service. At such time as you may be required to pay additional income taxes on the imputed interest income, the Company shall pay you an amount (a "gross-up payment") equal to the additional federal, state and local income taxes that will be incurred on the imputed interest income (as well as on the gross-up payment) so that, on a net after-tax basis, you do not owe more state, federal or local income taxes than you would have owed had no interest income been imputed. Such amount shall be determined by the Company in its reasonable discretion.


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      No loans  shall be made  under the  Program  after  December  31,  1998 to current employees who are eligible to participate in the Program on the date hereof. New and current employees who become eligible to participate in the Program after the date hereof (including employees who are promoted after the date hereof, even if they are eligible to participate in the Program on the date hereof) will have the right to obtain loans under the Program within 90 days after the date they are notified of their eligibility (or promotion).

      To exercise your right to borrow under the Program, please complete, sign and deliver to the Human Resources Department (Attention: Brian Blowes) a copy of each of the attached Loan Notice and the attached Promissory Note. You should retain a copy of the completed Loan Notice and Promissory Note for your records.

      Loans will be funded promptly after the date on which the completed Loan Notice and Promissory Note are delivered to the Company. To facilitate administration of the Program, unless you otherwise instruct, proceeds from loans will be deposited in your account at BNY Brokerage. If you have not already opened an account at BNY Brokerage and would like to do so, please contact Brian Blowes.

      Notwithstanding anything contained herein to the contrary, no loan shall be made under the Program if it would result in a violation of any of the agreements relating to debt of the Company. For purposes of complying with this limitation, except for loans made to participants who exercised their right to obtain loans effective prior to October 15, 1998, (i) loans shall be made to participants in the order in which Loan Notices are received by the Company,
(ii) no loan shall be made pursuant to a Loan Notice if any loan pursuant to any earlier received Loan Notice (from the same or any other participant) cannot be funded in full due to this limitation and (iii) if a loan cannot be made in full due to this limitation, it shall be made to the maximum extent permissible in compliance with this limitation.

      The Program was adopted on September 29, 1998 and may be discontinued at any time. The Program shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof.

Date: October 5, 1998


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                             UCAR INTERNATIONAL INC.
                         EXECUTIVE EMPLOYEE LOAN PROGRAM
                                   LOAN NOTICE

UCAR Global Enterprises Inc.
39 Old Ridgebury Road
Danbury, Connecticut  06817
Attention: Brian Blowes, Human Resources Department

            Reference is made to the UCAR Employee International Inc. Executive Employee Loan Program. I hereby exercise my right to borrow $ __________ under the Program (the "Loan") and, accordingly, agree as follows:

            1. Attached is a duly executed and completed Promissory Note payable to the order of UCAR Global Enterprises Inc. evidencing the Loan.

            2. Please  deposit  the  proceeds of the Loan into my account at BNY
               Brokerage (or such other account of which I shall have given written notice to you) promptly after the date hereof.

            3. If the Loan cannot be funded at all pursuant to the Program, this request is withdrawn and you are instructed to promptly return the Promissory Note to me.

            4. If the Loan  cannot be funded in full  pursuant  to the  Program, this request is deemed modified to request the maximum amount that can be funded and you are directed to adjust the principal amount of the Promissory Note accordingly.

            5. This  Agreement  is  subject to the terms and  conditions  of the
               Program,   which  is  incorporated  by  reference   herein.  This
               Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof. Any proceeding with respect to this Agreement shall be brought in a court of competent jurisdiction in the State of Connecticut and I submit to the exclusive jurisdiction of such courts for such purpose. I irrevocably waive any objections which I may now or hereafter have to the laying of the venue of any such proceeding brought in any such court and waive any claims that any such proceeding brought in any such court has been brought in an inconvenient forum.

                                    Very truly yours,

                                    Signature: _________________________________
                                    Name:_______________________________________
                                    Date:_______________________________________


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                                 PROMISSORY NOTE


      FOR  VALUE  RECEIVED,   the  undersigned  maker  (the  "Borrower')  hereby
unconditionally and irrevocably promises to pay to order of UCAR Global Enterprises Inc., a Delaware corporation with its principal office located at 39 Old Ridgebury Road, Danbury, Connecticut 06817 (the "Lender"), the principal amount of US$ ______________ . All sums due hereunder shall be payable at such principal office or at such other location designated by the Lender of which the Lender shall have given written notice to the Borrower at the Borrower's most recent address as shown on the payroll records of UCAR International Inc. or its subsidiaries (collectively, the "Company").

      The principal sum shall be due and payable on the earlier of (i) the fifth anniversary of the date hereof or (ii) if prior thereto the Borrower ceases to be an employee of the Company for any reason, the Borrower's last day of employment with the Company.

      The balance of the principal sum outstanding from time to time hereunder prior to maturity shall not bear interest and after maturity shall bear interest at the rate of twelve percent (12%) per annum (or, if lower, the maximum rate permitted by applicable law). All accrued and unpaid interest, if any, shall be due and payable together with the balance of the principal sum outstanding hereunder, if any, or on demand, whichever is earlier.

      The Borrower shall have the right at any time and from time to time to prepay all or all or any part of any sum due hereunder without penalty or premium.

      Payment of all sums due hereunder shall be made in lawful money of the United States of America.

      If the Borrower shall be adjudicated a bankrupt or file a petition seeking protection as a debtor under any bankruptcy, insolvency or similar law, then all sums due or to become due hereunder shall become immediately due and payable.

      The Borrower agrees to pay to the Lender, upon demand, all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, which may be incurred by the Lender in connection with the collection of any sum due hereunder. The Lender shall be entitled to exercise any and all remedies available to it hereunder or otherwise in connection with such collection. The Borrower waives presentment for payment, notice of demand, non-payment or dishonor, protest and all other notices and rights of approval in connection with delivery, acceptance, performance and enforcement of, and default under, this Note or any extensions, modifications or forbearances that may be allowed. The Borrower also waives any right to a jury trial in connection with any enforcement or collection of this Note and all laws for the benefit of debtors to the full extent permitted by law. If any sums due hereunder is not paid when due, the Company shall have the right to set off against the sums due hereunder any amount owing by the Company in any capacity to the Borrower. No delay or omission by the Lender in exercising any remedy hereunder or otherwise shall impair such remedy or be construed to be a waiver of any default hereunder or an acquiescence therein. No waiver by the Lender of any default hereunder shall be effective unless set forth in a written instrument signed by the Lender.

      The Lender shall have the right, which right may be exercised at any time without notice to or the consent of the Borrower, to assign, transfer or pledge this Note and any renewals, extensions and modifications hereof. This Note may not be changed or terminated orally. This Note shall bind the heirs, legal representatives, successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof. Any proceeding with respect to this Agreement shall be brought in a court of competent jurisdiction in the State of Connecticut and the Borrower hereby submits to the exclusive jurisdiction of such courts for such purpose. The Borrower hereby irrevocably waives any objections which the Borrower may now or hereafter have to the laying of the venue of any such proceeding brought in any such court and waives any claims that any such proceeding brought in any such court has been brought in an inconvenient forum.


      IN WITNESS WHEREOF, the Borrower has executed and delivered the Promissory Note as of the day and year below written.

                                    Signature:__________________________________
                                    Name:_______________________________________
                                    Address:____________________________________
                                    Date:_______________________________________